Exhibit 10.2

Free English Translation

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One hundred fifty-one

By and between the Republic of Venezuela, the National Executive represented by Minister of Agriculture and Livestock, Dr. WENCESLAO MANTILLA C., attorney at law, Venezuelan, of legal age, married, bearer of identity card number 75,508, who has sufficient authority to act as authorized by the President of the Republic, hereinafter “THE REPUBLIC”, party of the first part, and for the other part, the Company CORPORACION FORESTAL IMATACA, C.A., duly registered in the Register of Commerce kept by the Mercantile Register of the Judicial District of the Federal District and Miranda State on March 21, 1974 under the number 77, Volume 46-A, represented herein by its Vice President, CARLOS SEIJAS BRUNICARDI, Venezuelan, of legal age, married, domiciled in the city of Caracas, bearer of identity card number 742,685, duly authorized by the Board of Directors on December 13, 1988, hereinafter “THE CORPORATION”. The parties have convened in order to enter into this lease agreement: PRELIMINARY CLAUSE: The parties, aware of the need to promote forestation so that the raw materials needed to meet the needs of the paper producing industry may be obtained, which to the country would mean large savings because it would reduce imports of the raw material in question, and since this reforestation would also mean a sure source of jobs for area residents and would increase the quality of their lives, and since “THE CORPORATION” in 1976, before it acquired the property existing on the area involved in this agreement, began planting different coniferous species so as to determine the adaptability, behavior and development of these species on the natural plains of Southern Monagas State, hereby agree, once a favorable opinion is received from the Ministry of the Environment and Renewal Natural Resources, contained in official instrument number 657 of October 29, 1988, which is attached hereto and forms part of this agreement, to join efforts to further said development, and for those purposes they sign this agreement, which will be governed by the following clauses: ONE: “THE REPUBLIC” leases to “THE CORPORATION” one (1) lot of uncultivated land measuring FORTY-TWO THOUSAND SIX HUNDRED THIRTY-TWO HECTARES AND NINETY ARES (42,632.90), located

[signature]

Dr. Felix Figueroa Lanza

INP# 2987

            [stamp]: Republic of Venezuela

                                Ministry of the Treasury

    [            ]

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in the Maturín District of Monagas State, which has a polygon-shaped boundary whose U.T.M. coordinates and boundary description are contained in addenda 1 and 2, which are signed by the parties and form part of this agreement.- TWO: The object of this lease agreement is to engage in a project to plant on the area identified above Caribbean Pine, Hondurensis variety, and any type of plants that adapt to the area, which will include everything from preparing the saplings, through industrial processing, up to marketing at the national or international level.- THREE: The duration of this agreement will be fifty (50) years from the moment it is signed by the parties, and it may be extended for equal periods of time, unless either party states otherwise to the other party in writing at least one (1) year prior to the expiration date of the fixed term or any of its extensions.- FOUR: “THE REPUBLIC” agrees, for the duration of this agreement, to allow “THE CORPORATION” to fully enjoy the leased lands.- FIVE: This agreement may be unilaterally terminated by “THE REPUBLIC”, without this involving any payment of any compensation to “THE CORPORATION”, should the leased lands be used for a purpose other than the one stipulated in Clause Two or due to breach of either party of the obligations hereby undertaken.- SIX: “THE REPUBLIC” does not assume any liability for injuries caused to others of any nature arising from acts performed directly by “THE CORPORATION” or by people who it may contract to develop the objective indicated in Clause Two.- SEVEN: “THE CORPORATION” agrees to protect, safeguard and care for, as a good parent, the area under lease and all perimeter areas, notwithstanding exercising the functions with which the competent environmental and public order authorities must comply. “THE CORPORATION”, in terms of the safeguarding mentioned above, agrees to make civil or military authorities aware of any irregular situation it notices in the area and that poses an imminent threat to it and about strangers whose activities, because of their size, disturb or damage the area

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One hundred fifty-three 153

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involved in this agreement.- EIGHT: “THE CORPORATION” agrees to faithfully and strictly comply with the provisions contained in Decree 2026 of March 2, 1988, published in Official Gazette of the Republic of Venezuela Number 33,922 on March 9, 1988, which issued the rules on commercial forestation and multiple use, which will form part of this agreement.- NINE: “THE CORPORATION” will add its efforts to contribute to the social development of the community, by training personnel and using labor from the population surrounding the area of exploitation and areas of influence, and will also use professional or technical personnel or people trained in forestation.- TEN: “THE CORPORATION”, in order to develop the forestation programs referred to in Clause Two, may contract the technical and administrative part of the program with third parties, without this implying at any time a transfer of the rights involved in this agreement.- ELEVEN: “THE CORPORATION” may constitute guarantees in favor of public or private financial institutions on the items planted on the leased lands in order to obtain the economic resources that allow it to improve or expand the forestation programs that are being developed.- TWELVE: “THE CORPORATION”, if it considers convenient to its interests, may exercise the right conveyed upon it in article 31 of the Law of Uncultivated and Community Farm Lands, once it has complied with the procedures established in the Law.- THIRTEEN: “THE CORPORATION will pay “THE REPUBLIC” as rent the amount of TWO HUNDRED THIRTEEN THOUSAND ONE HUNDRED SIXTY-FOUR BOLIVARES AND FIFTY CENTS (Bs. 213,164.50) per year, which has been established by the parties by mutual agreement, as stipulated in the Law of Uncultivated and Community Farm Lands and its Regulation. Failure to pay two (2) consecutive installments will lead to the immediate termination of this agreement. FOURTEEN: “THE CORPORATION” agrees to strictly comply with the stipulations in the Caribbean Pine Forestation Project, registered with the Ministry of the Environment and Renewable Natural Resources, pursuant to the rules established in Decree number 2,026 of March 2, 1988, whose contents from an integral part of this agreement. Failure to comply with said rules

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will also entitle “THE REPUBLIC” to terminate this agreement as a matter of law.- FIFTEEN: “THE REPUBLIC, since the activities to be developed in the area involved in the agreement need many investments requiring enormous economic resources whose proceeds may only be obtained in the medium-term, grants “THE CORPORATION” a five (5) year grace period for paying rent installments, from the moment the agreement is signed.- SIXTEEN: “THE CORPORATION”, as established in the Law of Uncultivated and Community Farm Lands, must submit to “THE REPUBLIC” a bond equal to FOUR HUNDRED TWENTY-SIX THOUSAND THREE HUNDRED TWENTY-NINE BOLIVARES (Bs. 426,329.00), corresponding to two (2) yearly lease payments. This instrument may be issued by a private institution of recognized solvency, once the requirements regarding this that are required have been complied with. Said bond will be in effect for the duration of this agreement.- SEVENTEEN: “THE CORPORATION” may not transfer, lease or sublease in whole or in part the areas of land described in Clause One of this agreement.- Any violation to the stipulations herein will entitled “THE REPUBLIC” to terminate it as a matter of law, without this implying any payment as compensation.- EIGHTEEN: It is expressly agreed that the doubts and controversies arising from the execution of this agreement will be amicably settled by the parties, and those that cannot be settled by this venue will be decided by the Courts of the Republic. NINETEEN: This agreement is executed at “THE CORPORATION’s” complete risk, and “THE REPUBLIC” is exempt of liability if for reasons of an act of God or force majeure, for fires or safety measures of any order, or for another cause not attributable to “THE REPUBLIC, the programs that are planned on being performed are paralyzed or halted. TWENTY: “THE CORPORATION” accepts and it is so established that “THE REPUBLIC” may review the agreement every five (5) years in order to make the corresponding adjustments to the rent, if any. This term will begin once the time period referred

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to in Clause Fifteen has transpired. TWENTY-ONE: For all purposes of this agreement, the city of Caracas is chosen as special domicile, and the parties expressly state to submit to the courts of its jurisdiction. TWENTY-TWO: This agreement will enter into effect starting the date it is signed.- Two (2) copies with the same meaning and purpose are made, and they will remain in the possession of each of the parties. Caracas, on January the twelfth (12) of nineteen eighty-nine 1989).

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CORPORACION FORESTAL IMATACA, C.A.

“THE CORPORATION”

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One hundred fifty-six 156

SUBALTERNATE OFFICE OF THE FIRST CIRCUIT OF THE PUBLIC REGISTER OF THE MATURIN MUNICIPALITY, MONAGAS STATE. MATURIN, FEBRUARY THE SEVENTH 7, TWO THOUSAND ONE. 190th and 141st. The preceding document corresponds to a LEASE AGREEMENT prepared by Dr. FELIX FIGUEROA LANZA. It was presented for notification by FELIX FIGUEROA LANZA, of legal age and resident of this city, who read it, compared it and signed it before me and the undersigned Witnesses to this Instrument: Miguel Angel Figuera and Rosa Emilia Valdez, Venezuelans, bearers of Identity Cards numbers V-4,024,718 and V-3,011,251, and along with me they attest to the accuracy of the copies.- It was registered under the number 18, Notary Ledger One, Volume 6. Fees according to Form H-01-0462648.- Copy Bs. 29,000.00 Pp: 1,160.00 Percentage Bs. 58,150.00 Value of Form Bs. 250.00 Total Bs. 88,560.00.- Autonomous Services in the amount of Bs. 69,758.00 paid on 02/06/2001.- According to Receipt number 00040731.- THE PRESENTER: IDENTIFIED HIMSELF AS: FELIX FIGUEROA LANZA, Venezuelan, married, Identity Card number 785,054.- It is recorded that the Copy of Official Document number 657 dated 10/20/1988; Plan and Boundary Description of Corporación Forestal Imataca, C.A. attached to this instrument are added to the Voucher Book under the numbers: 81, 82, 83 folios 81, 82, 83

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The Subalternate Registrar

Dr. Doris Hernández

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REPUBLIC OF VENEZUELA [            ] Monagas State

The Presenter	Authorized Officer
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Witnesses

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BOLIVARIAN REPUBLIC OF VENEZUELA

MINISTRY OF THE INTERIOR AND JUSTICE

SUBALTERNATE REGISTER OF THE FIRST CIRCUIT OF THE

AUTONOMOUS MUNICIPALITY OF MATURIN

MONAGAS STATE

The undersigned, ATTORNEY DORIS HERNANDEZ PADILLA, Subalternate Registrar of the First Circuit of the Maturin Municipality, Monagas State, CERTIFIES the Authenticity of the preceding Copy, which is truthfully and accurately taken from the Original kept in this Office under the number 18, Notary Ledger 1, Folios 151 to 156, Volume 6, 1st Quarter of 2001. The copy was prepared by Citizen Miguel Angel Figuera R., bearer of Identity Card No. 4024708, and an Officer whom I Authorized for this purpose in accordance with Article 120 of the current Law of Public Registry, who signs with me at the foot of this Note and one each of the six (06) pages of text comprising it. This Copy is issued at the request of Citizen Raimundo Garcia Pachano, bearer of Identity Card number 742111, according to Registration Fee Payment Form number H-0104069529, paid at Banco del Caribe bank on 03/08/2002 of March, 2002, added to the Voucher Book under the number   ———   and Receipt for Autonomous Services number 00047360. Maturín, on March the eleventh (11) of two thousand two.

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Subalternate Registrar

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DESCRIPTION OF BOUNDARIES OF

“CORPORACION FORESTAL IMATACA, C.A.”

DEFINITION: Boundaries is defined as the total length of the perimeter sections of the polygons surveyed for this purpose. These measurements were adjusted and adapted to the characteristics of this job and pursuant to the rules and requirements of the Office of Cartography of the Ministry of the Environment and Renewable Natural Resources, and the National Survey Office of the Ministry of Agriculture and Livestock.

1. EASTERN BOUNDARY: Starting from Point P-A12.1, near the bridge at Aguas Claras and to the left of the Yabo River, coordinates N: 990.780 and E: 522.604, running to the left of the River for approximately 8,500 meters and in a general Northeasterly direction to point P-18.7, coordinates N: 997.320 and East: 525.148. From this point, you continue along the boundary in a general Westerly direction for a distance of approximately 3,215 meters to point P-24, coordinates N: 997.624 and E: 522.520. From this point you continue along the boundary in a general Northwesterly direction for a distance of 8,700 meters to point P-42, coordinates N: 1003.748 and E: 516.160. From this point you continue along the boundary in a general Southwesterly direction for a distance of 1,000 meters up to point P-43.1, coordinates N: 1002.941 and E: 515.592.

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From this point you continue along the boundary in a general Northwesterly direction for a distance of 2,625 meters to point P-844.2, coordinates N: 1,005.104 and E: 514.120, which is the Northernmost boundary point and is, in turn, the final point of the Eastern boundary, the boundary measuring approximately 24,040 meters long.

2. NORTHERN BOUNDARY: From point P-B442, which is the end of the Eastern boundary, you continue along the Northern boundary in a general Southwesterly direction for a distance of 1,175 meters to point P-47.5, coordinates N: 1,004.640 and E: 513.120. From this point you continue along the boundary in a general Southwesterly direction for a distance of 1,800 meters to point P-49.7, coordinates N: 1,003.100 and E: 512.500. From this point you continue along the boundary in a general Northwesterly direction for a distance of 900 meters to point P-20, coordinates N: 1,003.652 and E: 511.992. From this point you continue along the boundary in a general Southwesterly direction for a distance of 2,500 meters to point P-26, coordinates N: 1,001.264 and E: 508.840. From this point you continue along the boundary in a general Southwesterly direction for a distance of 1,450 meters to point P-27.1, coordinates N: 1,000.208 and E: 5017.860. From this point you continue along the boundary in a general Westerly direction for a distance of 2,450 meters to point P-29.3, coordinates N: 1,000.092 and E: 505.420. From this point you continue along the boundary in a general Northwesterly direction for a distance of 1,450 meters to point P-32.6,

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coordinates N: 1,001.184 and E: 504.500. From this point you continue along the boundary in a general Northwesterly direction for a distance of 950 meters to point P-33.7, coordinates N: 1,001.320 and E: 503.576. From this point you continue along the boundary in a general Southwesterly direction for a distance of 1,875 meters to point P-C35.9, coordinates N: 1,000.632 and E: 501.868, which is the Westernmost Northern boundary, the length of the boundary being approximately 14,550 meters.

3. WESTERN BOUNDARY: From point P-C35.9, which is the final point of the Northern boundary, you continue along the Western boundary in a true Southerly direction for a distance of 450 meters to point P-36, coordinates N: 1,000.220 and E: 501.912. From this point you continue along the boundary in a general Southwesterly direction for a distance of 7,650 meters to point P-50, coordinates N: 995.408 and E: 496.248. From this point you continue along the boundary in a general Southeasterly direction for a distance of 6,550 meters to point P-56.6, coordinates N: 991.028 and E: 501.064. From this point it you continue along the boundary in a general Southwesterly direction for a distance of 6,625 meters to point P-61.11, coordinates N: 988.760 and E: 494.892. From this point you continue along the boundary in a general Northwesterly direction for a distance of 2,900 meters to point P-64, coordinates N: 991.252 and E: 493.472. From this

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point you continue along the boundary in a general Southwesterly direction for a distance of 6.350 meters to point P-74, coordinates N: 985.695 and E: 490.320. From this point you continue along the boundary in a general Northwesterly direction for a distance of 900 meters to point P-75, coordinates N: 986.360 and E: 498.568. From this point you continue along the boundary in a general Southwesterly direction for a distance of 5,650 meters to point P-84, coordinates N: 982.472 and E: 485.468. From this point you continue along the boundary in a general Southwesterly direction for a distance of 6,750 meters to point P-D86, coordinates N: 977.952 and E: 481.260, which is the Westernmost point and end of the Western boundary, which has a boundary length of approximately 43.625 meters.

4. SOUTHERN BOUNDARY: From point P-D86, which is the end point of the Western boundary, you continue along the Southern boundary in a general Southeasterly direction for a distance of 4,650 meters to point P-87, coordinates N: 997.620 and E: 485.864. From this point you continue along the boundary in a general Northeasterly-Easterly direction for a distance of 2,100 meters to point P-89, coordinates N: 978.256 and E: 487.824. From this point you continue along the boundary in a general northwesterly direction for a distance of 800 meters to point P-90, coordinates N: 978.928 and E: 487.446. From this point you continue along the boundary in a general Northeasterly direction for a distance of 4,550 meters to point P-94, coordinates N: 979.200 and E: 491.960. From this point you continue along the boundary in a general

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Easterly-Northeasterly direction for a distance of 5,000 meters to point P-96.4, coordinates N: 961.275 and E: 496.380. From this point you continue along the boundary in a general Northeasterly direction for a distance of 3,025 meters to point P-107.9, coordinates N: 984.280 and E: 496.788. From this point you continue along the boundary in a general Northeasterly direction for a distance of 1,025 meters to point P-108, coordinates N: 985.212 and E: 47-97.160. From this point you continue along the boundary in a general Northeasterly direction for a distance of 2,500 meters to point P-113, coordinates N: 986.100 and E: 499.498. From this point you continue along the boundary in a general Southeasterly direction for a distance of 1,250 meters to point P-115, coordinates N: 986.028 and E: 500.740. From this point you continue along the boundary in a general Northwesterly direction for a distance of 3,825 meters to point P-120, coordinates N: 988.508 and E: 503.600. From this point you continue along the boundary in a general Southeasterly direction for a distance of 4,675 meters to point P-127-1, coordinates N: 985.26 and E: 506.860. From this point you continue along the boundary in a general Northeasterly direction for a distance of 10,825 meters to point P-137-4, coordinates N: 969.896 and E: 516.624. From this point you continue along the boundary in a general Northwesterly direction for a distance of 725 meters to point P-138.5, coordinates N: 990.548 and E: 516.272. From this point you continue along the boundary in a general Northeasterly direction for a distance of 700 meters to point P-139.6, coordinates N: 990.840 and E: 516.900. From this point you continue along the boundary in a general

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Southeasterly direction for a distance of 2,675 meters to point P-61, coordinates N: 989.736 and E: 519.320. From this point you continue along the boundary in a general Northeasterly direction for a distance of 3,475 meters to point P-A12.1, near the Agua Clara bridge and to the left of the Yabo River, coordinates N: 990.760 and E: 522.604, which is the end point of the boundary, having a boundary length of approximately 51,700 meters. This is the end point of the Southern boundary and the start point of the Eastern boundary, and is also the end point of the polygon of the entire boundary, which has a longitude of approximately 134,215 meters.

Once the area in question was calculated and the boundaries were drawn, it is determined that the total surface area is 42,632.9 hectares.

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CORPORACION FORESTAL	[stamp]: Republic of Venezuela
IMATACA, C.A.	[ ]

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Entre la República de Venezuela, representado el Ejecutivo Nacional por órgano del ciudadano Ministro de Agricultura y Cría, Dr. WENCESLAO MANTILLA C., abogado, venezolano, mayor de edad, casado, titular de la 1er cedula de identidad No 75.508, quien actúa suficientemente autorizado por el ciudadano Presidente de la República, quien en lo sucesivo se denominará “LA REPUBLICA”, por una parte y por La otra, la Empresa CORPORACION FORESTAL IMATACA, C.A., debidamente inscrita en el Registro de Comercio que lleva el Registro Mercantil de la Circunscripción Judicial del Distrito Federal y Estado Miranda, el 21 de marzo de 1.974, bajo el No 77, Tomo 46-A, representado en este Acto por su Vice-Presidente, ciudadano CARLOS SEIJAS BRUNICARDI, venezolano, mayor de edad, casado, domiciliado en la ciudad de Caracas, titular de la cédula de identidad No 742.685, debidamente autorizado por la Junta Directiva en Fecha 13 de diciembre de 1.988, quien en lo sucesivo se denominará “LA CORPORACION”, se ha convenido en celebrar el presente contrato de arrendamiento: CLAUSULA PRELIMINAR: Las partes conscientes de la necesidad de promover desarrollos forestales que permitan la obtención de materia prima para satisfacer las necesidades de la industria productora de papel, lo cual conlleva a obtener un gran ahorro de divisas al país, por cuanto con ello se disminuyen las importaciones de dicha materia prima y asimismo que tales desarrollos constituyen fuentes seguras de trabajo para los pobladores del área, lo cual permite elevar su nivel de vida y, dado que “LA CORPORACIÓN” desde el ano 1.976, previa adquisición de las bienhechurías existentes en el área objeto del presente contrato, inició la plantación de diferentes especies coníferas para determinar su adaptabilidad, comportamiento y desarrollo de estas especies en las sabanas naturales del Sur del Estado Monagas, acuerdan, una vez oída la opinión favorable del Ministerio del Ambiente y de los Recursos Naturales Renovables, la cual consta en oficio No 657 del 20 de octubre de 1.988, el cual se anexa formando parte de este convenio, en unir sus esfuerzos a fin de propender a dichos desarrollos, y a tales efectos suscriben este contrato el cual se regirá por las siguientes cláusulas: PRIMERA: “LA REPUBLICA” otorga en arrendamiento a “LA CORPORACION”, un (1) lote de terreno baldío de CUARENTA Y DOS MIL SEISCIENTAS TREINTA Y DOS HECTAREAS CON NOVENTA AREAS (42.632,90), ubicado en el Distrito Maturín del Estado Monagas, el cual se encuentra limitado por una poligonal cuyas coordenadas U.T.M. y descripción de             ros correspondientes, están contenidas en los anexos 1 y 2, los cuales firmados por las partes forman parte de este contrato. - SEGUNDA: El objeto del presente contrato es el desarrollo en el área antes identificada, de un proyecto de plantaciones de Pino Caribe variedad Hondurensis y de cualquier tipo de plantaciones que se adapte a la zona, el cual comprenderá desde la fase de preparación de viveros, pasando por procesamiento industrial, hasta su comercialización a nivel nacional o internacional. - TERCERA: La duración del presente contrato será de cincuenta [50] años, contados a partir de su suscripción por las partes, pudiendo ser prorrogable por períodos iguales, a menos que alguna de las partes manifestase por escrito a la otra, con un (1) año de antelación a la fecha de vencimiento del plazo fijo o de cualquiera de sus prórrogas, su deseo de darlo por terminado. - CUARTA: “LA REPUBLICA” se compromete, durante la vigencia del contrato, a mantener a “LA CORPORACION” en pleno disfrute de las tierras cedidas en arrendamiento. - QUINTA: Este contrato podrá ser resuelto unilateralmente por “LA REPUBLICA”, sin que ello involucre pago de indemnización alguna a “LA CORPORACION”, en caso de que ésta dé a las tierras cedidas un fin distinto al previsto en la Cláusula Segunda o por el incumplimiento de cualquiera de las obligaciones asumidas por el presente contrato. - SEXTA. “LA REPUBLICA” no asume ninguna responsabilidad por los perjuicios que puedan causar a terceros hechos de cualquier naturaleza que se deriven de actos realizados directamente

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por “LA CORPORACION” o por las personas con quien contrate para el desarrollo del objetivo señalado en la Cláusula Segunda. - SEPTIMA: “LA CORPORACION” se compromete a realizar la protección, vigilancia y cuido como buen padre de familia del área cedida en arrendamiento y de las zonas perimetrales, sin perjuicio del ejercicio de las funciones que deberán cumplir las autoridades competentes en materia ambiental y de orden publico. “LA CORPORACION” en función de la vigilancia antes mencionada, se obliga a hacer del conocimiento de las autoridades civiles o militares, sobre cualquier situación irregular que advierta en la zona y que represente un peligro inminente en la misma, y sobre personas extrañas cuyas actitudes por su magnitud causen perturbaciones o daños en el área objeto del presente contrato. - OCTAVA: “LA CORPORACION” se comprometa a dar cabal y estricto cumplimiento a las disposiciones contenidas en el Decreto 2.026 de fecha 02 de marzo 1.988, publicado en la Gaceta Oficial de la República de Venezuela No 13.922 de fecha 09 de marzo de 1988, por el cual se dictaron las normas sobre plantaciones forestales comerciales y de uso múltiple, las cuales formarán parte de este contrato. - NOVENA: “LA CORPORACION” aunará sus esfuerzos para contribuir en el desarrollo social de la comunidad; adiestramiento de personal y utilización de mano de obra de la población circunvecina del área de explotación y de las zonas de influencia, y asimismo, a utilizar personal profesional, técnico o personas capacitadas en materia forestal. - DECIMA: “LA CORPORACION”, para el desarrollo de los programas forestales a que se refiere la Cláusula Segunda, podrá contratar con terceros la ejecución técnica y administrativa del programa, sin que ello implique en ningún momento cesión de los derechos objeto de este contrato. - DECIMA PRIMERA: “LA CORPORACION” podrá constituir garantías a favor de institutos financieros públicos o privados, sobre las plantaciones que efectúen en los terrenos cedidos en arrendamiento para la obtención de recursos

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económicos que le permitan mejorar o ampliar los programas forestales que desarrolla. - DECIMA SEGUNDA: “LA CORPORACION”, si lo considera conveniente a sus intereses, podrá ejercer el derecho que le acuerda el articulo 31 de la Ley de Tierras Baldías y Ejidos, previo el cumplimiento del procedimiento establecido en la Ley. - DECIMA TERCERA: “LA CORPORACION” pagará a “LA REPUBLICA” como canon de arrendamiento la cantidad de DOSCIENTOS TRECE MIL CIENTO SESENTA Y CUATRO BOLIVARES CON CINCUENTA CENTIMOS (Bs. 213.160,50) anuales, la cual de común acuerdo ha sido fijada por las partes, conforme a lo previsto en la Ley de Tierras Baldías y su Reglamento—La falta de pago de dos (2) cuotas consecutivas, dará lugar a la resolución inmediato de este contrato. - DECIMA CUARTA: “LA CORPORACION” se compromete a dar estricto cumplimiento a lo establecido en el Proyecto de Plantaciones Forestales con Pino Caribe, registrado en el Ministerio del Ambiente y de los Recursos Naturales Renovables conforme a las normas establecidas en el Decreto No 2.026 de fecha 2 de marzo de 1.988 y cuyo contenido es parte integrante de este contrato. La falta de cumplimiento de dichas normas dará igualmente derecho a “LA REPUBLICA” a resolver de pleno derecho el contrato. – DECIMA QUINTA: “LA REPUBLICA”, en virtud a que las actividades a desarrollar en el área objeto del contrato, requiere de cuantiosas inversiones las cuales exigen ingentes recursos económicos cuyos frutos se lo pueden ser obtenidos a mediano plazo, concede a “LA CORPORACION” un periódo de gracia para el pago de los cánones de arrendamiento de cinco (5) años, contados a partir de la fecha de suscripción del contrato. - DECIMA SEXTA: “LA CORPORACION”, conforme a lo establecido en la Ley de Tierras Baldías y Ejidos, deberá presentar a favor de “LA REPUBLICA”, fianza equivalente a la cantidad de CUATROCIENTOS VEINTISEIS MIL TRESCIENTOS VEINTINUEVE BOLIVARES (Bs. 126.329,00) que corresponde a dos (2)

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anualidades de arrendamiento, instrumento éste que podrá ser otorgado por una institución privada de reconocida solvencia, previo cumplimiento de los requisitos que en tal sentido le sean exigidos. Dicha fianza estará vigente durante todo el tiempo que esté en vigor este contrato. - DECIMA SEPTIMA: “LA CORPORACION” no podrá ceder, arrendar, subarrendar, total ni parcialmente las áreas de terreno descritas en la Cláusula Primera de esta contrato. Cualquier violación a lo aquí convenido, dará derecho a “LA REPUBLICA” a resolver de pleno derecho el mismo, sin que ello implique paga alguno por concepto de indemnización. - DECIMA OCTAVA: Queda expresamente convenido que las dudas y controversias que surgieren con motivo de la ejecución del presente contrato serán resueltas amigablemente por las partes y las que no puedan ser resueltas por esa vía serán decididas por los Tribunales de la República. - DECIMA NOVENA: El presente contrato se celebra a todo riesgo de “LA CORPORACION” y “LA REPUBLICA” queda exenta de responsabilidad si por causa de caso fortuito o fuerza mayor, por incendios o medidas de seguridad de cualquier orden u otra causa no imputable a “LA REPUBLICA”, fuese paralizada o impedida la explotación de los programas que se pretenden realizar. - VIGESIMA: “LA CORPORACION” acepta y así se establece, que “LA REPUBLICA” podrá cada cinco (5) años revisar la ejecución del contrato a los fines de que puedan efectuarse, de ser el caso, los ajustes correspondientes del canon de arrendamiento. Dicho plazo comenzará a contarse una vez concluido el lapso a que se refiere la Cláusula Décima Quinta. - VIGESIMA PRIMERA: Para todos los efectos del presente contrato se elige como domicilio especial a la ciudad de Caracas, a la jurisdicción de cuyos tribunales las partes declaran expresamente someterse. - VIGESIMA SEGUNDA: presente contrato entrará en vigencia a partir de la fecha de suscripción del mismo. - Se hacen dos (2) ejemplares de un mismo tenor y a un solo efecto, los cuales quedarán en poder de cada una de las partes. Caracas a los doce (12) días del mes de enero de mil novecientos ochenta y nueve (1.989).

CORPORACION FORESTAL, IMATACA, CA

“LA REPUBLICA”	“LA CORPORACION”

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OFICINA SUBALTERNA DEL PRIMER CIRCUITO DE REGISTRO PUBLICO DEL MUNICIPIO MATURIN DEL ESTADO MONAGAS. MATURIN Siete 7 DE Febrero DEL AÑO DOS MIL UNO. 190° Y 141° El anterior documento corresponde a CONTRATO DE ARRENDAMIENTO, redactado por el Dr. (a) FELIX FIGUEROA LANZA, fué presentado para su protocolización por: FELIX FIGUEROA LANZA, mayor de edad, y vecino, quien lo leyó, confrontó, y firmo ante mi los Testigos Instrumentales que suscriben Miguel Angel Figuera y Rosa Emilia Valdez, Venezolanas, titulares de las C.I. Nos V-4.024.718. y V-3.011.251 y junto conmigo dan fe de la exactitud de las fotocopias. Quedó registrado bajo el No 18 Protocolo Primero, Tomo 6 Los Derechos según Planilla H-01-0462648. Fotocopia Bs. 29.000,oo Pp: 1.160,00 Porcentaje Bs. 58-150,oo Valor de la Planilla Bs. 250,oo Total Bs. 88.560,oo—Servicios Autónomos por un monto de Bs. 69-758,oo pagado en fecha 06-02-2001. Según Recibo No 00040731. EL PRESENTANTE: SE IDENTIFICO ASI: FELIX FIGUEROA LANZA Venezolano, casado, Cédula de Identidad No 785.054. - Se hace constar que la Copia del Oficio No 657 de fecha 20-10-1988; Plano y Descripción del Lindero de la Corporación Forestal Imataca, C.A., anexas a éste documento se agregaron al Cuaderno de Comprobantes bajo los Nos: 81, 82, 83 folios 81, 82, 83.

El Registrador Subalterno

Dra. Doris Hernandez

        Funcionario Autorizado

El Presentante

        Testigos

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REPUBLICA BOLIVARIANA DE VENEZUELA

MINISTERIO DEL INTERIOR Y JUSTICIA

REGISTRO SUBALTERNO DEL PRIMER CIRCUITO DEL

MUNICIPIO AUTONOMO MATURIN

DEL ESTADO MONAGAS

Quien Suscribe. ABOGADO DORIS HERNANDEZ PADILLA. Registrador Subalterno del Primer Circuito del Municipio Maturin del Estado Monagas. CERTIFICA: La Autenticidad de la Copia Fotostática que antecede la cual es traslado fiel y exacta tomada del Original que reposa en esta Oficina Bajo el No 18 del Protocolo 1° Folios 151 al 156 Toma 6; 1er Trimestre del año 2001 La reproducción fotostática fue elaborada por el (la) Ciudadano Miguel Angel Figuera R. titular de la Cédula de Identidad No 4024718 Funcionario Autorizado por mí para tal fin de conformidad con lo previsto en el Articulo 120 de la Ley de Registro Público Vigente, quien suscribe junto conmigo al pie de la presente Nota y en cada uno de los seis (06) folios que conforman. Esta Copia se expide a solicitud formulada por el (la) Ciudadano (a) Raimundo Garcia Pachuno titular de la Cédula de Identidad No 742111 según Planilla de Liquidación de Derechos de Registro No H-0104069529 cancelada en el Banco Del Caribe de fecha 08-03-2002 de Marzo del año 2002 agregada al Cuaderno de Comprobantes Bajo el No——— y Recibo de Servicios Autónomos No 00047360. Maturín a los Once (11) días del mes de Marzo del Año Dos Mil Dos.

Registrador Subalterno

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DESCRIPCION DEL LINDERO DE

“LA CORPORACION FORESTAL IMATACA, C.A.”

DEFINICION: Se definen como lindero, la longitud total de las secciones perimetrales de las poligoneles levantadas para este fin, diches medidas fueron ajustadas y compensadas a las caracteristicas de este trabajo y de acuerdo a las normas y exigencias de la Oficina de Cartografia del Ministerio del Amdiente y de los Recursos Naturales Penovables, y la Oficina Nacional de Castastro del Ministerio de Agrecultura y Cria.

1. LINDERO ESTE: Partiendo de punto P-A12.1, cerca del puente en Aguas Claras y en la margen izquierdo del Rio Yabo, de coordenadas N: 990.780 y E. 522.604; se sigue por la margen izquierda del Rio, por una longitud aproximada de 8.500 metros y una direccion generalizeda hacia el Noreste, hasta encontrar el punto P-18.7, de coordenadas N: 997.320 y Este: 525.248. De este punto se sigue por el lindero, en direccion generalizada hacia el Oeste, una distancia aproximada de 3.215 metros, hasta encontrar el punto P-24 de coordenadas, N: 997.624 y E. 522.520. De este punto se sigue por el lindero en direccion generalizada hacia el Noroeste, una distancia de 8.700 metros, hasta encontrar el punto P-42 de coordenadas N: 1003.748 y E. 516.160. De este punto se sigue por el lindero en direccion generalizada hacia el Suroeste, una distancia de 1.000 metros, hasta encontrar el punto P-43 1, de coordenadas N: 1.002.940 y E. 515.592.

De este punto se sigue por el lindero en direccion generalizada hacia el Noroeste, una distancia de 2.625 metros, hasta encontrar el punto P-B44.2, de coordenadas N: 1005.104 y E. 514.120. que es el punto de lindero mas al Norte y a la vez el punto final del lindero Este. con una longitud de lindero de 24.040 metros aproximadamente.

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2. LINDERO NORTE: De el punto P-B44.2, que el final del lindero Este. se sigue por el lindero Norte en direccion generalizada hacia el Suroeste, una distancia de 1.175 metros, hasta encontrar el punto P-47.5, de coordenadas N: 1004.640 y E. 513.120. De este punto se sigue por el lindero en dirección generalizada, hacia el Suroeste, une distancia de 1.800 metros, hasta encontrar el punto P-49.7, de coordenadas N: 1.003.100 y E. 512.500. De este punto se sigue por el lindero en dirección generalizada hacia el Noroeste, una distancia de 900 metros, hasta encontrar el punto P-20 de coordenadas N: 1.003.652 y E. 511.992. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 2.500 metros, hasta encontrar el punto P-26, de coordenadas N: 1.001.264 y E. 508.840. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 1.450 metros, hasta encontrar el punto P-27.1, de coordenadas N: 1.000.208 y E. 507.860. De este punto se sigue por el lindero en dirección generalizada hacia el Oeste, una distancia de 2.450 metros, hasta encontrar el punto P-29.3, de coordenadas N: 1.000.092 y E. 505.420. De este punto se sigue por el lindero en dirección generalizada hacia el Noroeste, una distancia 1.450 metros, hasta encontrar el punto P-32.6, de coordenadas N: 1.001.184 y E. 504.500. De este punto se sigue por el lindero en dirección generalizada hacia el Noroeste, una distancia de 950 metros, hasta encontrar el punto P-33.7, de coordenadas N: 1.001.320 y E 503.576. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 1875 metros, hasta encontrar el punto P-C35.9, de coordenadas N: 1.000.632 y E. 501.866. Que es el punto final mas al Oeste del lindero Norte, con una longitud de lindero de 14.550 metros aproximadamente.

3. LINDERO OESTE: De el punto P-C35.9, que es el final del lindero Norte, se sigue por el lindero Oeste en dirección generalizada hacia el Sur verdadero, una distancia de 450 metros, hasta encontrar el punto P-36, de coordenadas N: 1.000.2240 y E. 501.912. De este punto se

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sigue por el lindero en dirección generalizada, hacia el Suroeste, una distancia de 7.650 metros, hasta encontrar el punto P-50, de coordenadas N: 995.403 y E. 496.246. De este punto se sigue por el lindero en dirección generalizada hacia Sureste, una distancia de 6.550 metros, hasta encontrar el punto P-56.6, de coordenadas N: 991.028 y E. 501.064. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 6.625 metros, hasta encontrar el punto P-61.11, de coordenadas N: 988.760 y E. 494.892. De este punto se sigue por el lindero en dirección generalizada hacia el Noroeste, una distancia de 2.900 metros, hasta encontrar el punto P-64, de coordenadas N: 991.252 y E. 493.472. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 6.350 metros, hasta encontrar el punto P-74, de coordenadas N: 985.895 y E. 5490.320. De este punto se sigue por el lindero en dirección generalizada hacia el Noroeste, una distancia de 900 metros, hasta encontrar el punto P-75, de coordenadas N: 966.360 y E. 498.568. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 5.650 metros, hasta encontrar el punto P-84, de coordenadas N: 982.472 y E 485.468. De este punto se sigue por el lindero en dirección generalizada hacia el Suroeste, una distancia de 6.750 metros, hasta encontrar el punto P-D66, de coordenadas N: 977.952 y E. 481.260. que es el punto más al Oeste y final del lindero Oeste, con una longitud de lindero de 43.825 metros aproximadamente.

4. LINDERO SUR: De el punto P-D86 que es el punto final del lindero Oeste, se sigue por el lindero Sur, en direccion generalizada hacia el Sureste, una distancia de 4.650 metros, hasta encontrar el punto P-87, de coordenadas N: 997.620 y E. 485.864. De este punto se sigue por el lindero en dirección generalizada, hacie el Noreste-Este, una distancia de 2.100 metros, hasta encontrar el punto P-89, de coordenadas N: 978.256 .y E. 487.824. De ese puto se sigue por el lindero en direccion generalizada hacia el Noroeste, una distancia de 800 metros, hasta encontrar

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el punto P-90, de coordenadas N: 978.928 y E. 487.448. De este punto se sigue por el lindero en dirección generalizada hacia el Noreste, una distancia de 4.550 metros, hasta encontrar el P-94, de coordenadas N: 979.200 y E. 491.960. De este punto se sigue por el lindero en direccion generalizada hacia el Este-Noreste, una distancia de 5.000 metros, hasta encontrar el punto P-98.4, De coordenadas N: 981.275 y E. 496.380. De este punto se sigue por el lindero en dirección generalizada hacia el Noreste, una distancia de 3.025 metros, hasta encontrar el punto P-107.9, de coordenadas N: 984.280 y E. 496.788. De este punto se sigue por el lindero en direccion generalizada hacia el Noreste, una distancia de 1.025 metros, hasta encontrar el punto P-108, de coordenadas N: 985.212 y E. 497.180. De este punto se sigue por el lindero en direccion generalizada hacia el Noreste, una distancia de 2.500 metros, hasta encontrar el punto P-113, de coordenadas N: 986.100 y E 499.498. De este punto se sigue por lindero en dirección generalizada hacia el Sureste, una distancia de 1.250 metros, hasta encontrar el punto P-115, de coordenadas N: 986.028 y E. 500.740. De este punto se sigue por el lindero en direccion generalizada hacia el Noreste, una distancia de 3.825 metros hasta encontrar el punto P-120, de coordenadas N: 988.508 y E. 503.600. De este punto se sigue por el lindero en dirección generalizada hacia el Sureste, una distancia de 4.675 metros hasta encontrar el punto P-127-1. De coordenadas N: 985.26 y E. 506.860. De este punto se sigue el lindero en dirección generalizada hacia el Noreste, una distancia, de 10.825 metros hasta encontrar el punto P-137-4, de coordenadas N: 989.896 y E. 516.624. De este punto se sigue por el lindero en dirección generalizada hacia el Noroeste, una distancia de 725 metros hasta encontrar el punto P-138.5, de coordenadas N: 990.548 y E. 516.272. De ese punto se sigue por el lindero en direccion generalizada hacia el Noreste, una distancia de 700 metros, hasta encontrar el punto P-139.6, de coordenadas N: 990.840 y E 516.900. De este punto se sigue por el lindero en direccion

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generalizada hacia el Sureste, una distancia de 2.675 metros, hasta encontrar el punto P-61, de coordenadas N: 989.736 y E. 519.320. De ese punto se sigue por el lindero en direccion generalizada hacia el Noreste, una distancia de 3.475 metros, hasta encontrar el punto P-A12.1, cerca del puente en Agua Clara y en la margen izquierda del Rio Yabo, de coordenadas N: 990.780 y E 522.604. Que es el punto final del lindero, con una longitud de lindero 51.700 metros aproximadamente. Este punto final del lindero Sur y punto de partida del lindero Este, es a la vez, punto final de la poligonal del lindero total con una longitud de 134.215 metros aproximadamente.

Calculado y planimetrado el area de referencia la superficie total es de 42.632,9 hectareas.

CORPORACION FORESTAL, IMATACA, C.A.

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